Equity	12 Months Ended
Jun. 30, 2021
Disclosure of reserves within equity [abstract]
Equity
17. Equity

Accounting policies

Own shares represent shares and share options of Diageo plc that are held in treasury or by employee share trusts for the purpose of fulfilling obligations in respect of various employee share plans or were acquired as part of a share buyback programme. Own shares are treated as a deduction from equity until the shares are cancelled, reissued or disposed of and when vest are transferred from own shares to retained earnings at their weighted average cost.
Share-based payments include share awards and options granted to directors and employees. The fair value of equity settled share options and share grants is initially measured at grant date based on the binomial or Monte Carlo models and is charged to the income statement over the vesting period. For equity settled shares the credit is included in retained earnings. Cancellations of share options are treated as an acceleration of the vesting period and any outstanding charge is recognised in operating profit immediately. Any surplus or deficit arising on the sale of the Diageo plc shares held by the group is included as a movement in equity.
Dividends are included in the financial statements in the year in which they are approved.
(a) Allotted and fully paid share capital – ordinary shares of 28 101⁄108 pence each

	Number of shares million	Nominal value £ million
At 30 June 2021	2,559	741
At 30 June 2020	2,562	742
At 30 June 2019	2,601	753

(b) Hedging and exchange reserve

	Hedging reserve £ million	Exchange reserve £ million	Total £ million
At 30 June 2018	(68)	(962)	(1,030)
Other comprehensive income	31	181	212
At 30 June 2019	(37)	(781)	(818)
Other comprehensive income/(loss)	125	(241)	(116)
Transfers from other retained earnings	5	—	5
At 30 June 2020	93	(1,022)	(929)
Other comprehensive income/(loss)	20	(672)	(652)
At 30 June 2021	113	(1,694)	(1,581)
Currency basis spreads included in the hedging reserve represent the cost of hedging arising as a result of imperfections of foreign exchange markets. Exclusion of currency basis spreads would result in a surplus £22 million (2020 – £30 million surplus, 2019 – £1 million surplus) in the hedging reserve.
(c) Own shares
Movements in own shares

	Number of shares million	Purchase consideration £ million
At 30 June 2018	238	2,144
Share trust arrangements	(1)	(14)
Shares used to satisfy options	(5)	(104)
Shares purchased - share buyback programme	95	2,775
Shares cancelled	(95)	(2,775)
At 30 June 2019	232	2,026
Share trust arrangements	(1)	(7)
Shares used to satisfy options	(4)	(83)
Shares purchased - share buyback programme	39	1,282
Shares cancelled	(39)	(1,282)
At 30 June 2020	227	1,936
Share trust arrangements	(1)	(11)
Shares used to satisfy options	(3)	(48)
Shares purchased - share buyback programme	3	109
Shares cancelled	(3)	(109)
At 30 June 2021	223	1,877

Share trust arrangements
At 30 June 2021 the employee share trusts owned 2 million of ordinary shares in Diageo plc (the company) at a cost of £47 million and market value of £74 million (2020 – 2 million shares at a cost of £51 million, market value £57 million; 2019 – 3 million shares at a cost of £58 million, market value £92 million). Dividends receivable by the employee share trusts on the shares are waived and the trustee abstains from voting.

Purchase of own shares
Authorisation was given by shareholders on 28 September 2020 to purchase a maximum of 232,820,888 shares at a minimum price of 28 101/108 pence and a maximum price of higher of (a) 105% of the average of the middle market quotations for an ordinary share for the five preceding business days and (b) the higher of the price of the last independent trade and the highest current independent bid on the London Stock Exchange at the time the purchase is carried out. The programme expires at the conclusion of the next Annual General Meeting or on 27 December 2021 if earlier.
During the year ended 30 June 2019 the company purchased call options over 4 million shares at a cost of £14 million to hedge employee share awards and share option grants. These are three-year call options, denominated in sterling.
On 25 July 2019, the Board approved a return of capital programme with up to £4.5 billion to be returned to shareholders over the three-year period to 30 June 2022. Under the first phase of the programme, which ended on 31 January 2020, the group returned £1.25 billion via share buybacks. On 9 April 2020, due to uncertainties related to Covid-19 pandemic, Diageo announced that it had not initiated the next phase of the programme. On 12 May 2021, the Board approved recommencing the return of capital programme. Due to the impact of Covid-19, the original completion date for the programme has been extended by two years to 30 June 2024. The second phase of the programme of up to £1 billion to shareholders via share buybacks was also initiated on 12 May 2021 and it is expected to be completed by the end of the financial year ending 30 June 2022.
During the year ended 30 June 2021 the group purchased 3.2 million ordinary shares (2020 – 39 million; 2019 – 94.7 million), representing approximately 0.1% of the issued ordinary share capital (2020 – 1.5%; 2019 – 3.5%) at an average price of £34.07 per share, and an aggregate cost of £109 million (including £1 million of transaction costs) (2020 – £32.43 per share, and an aggregate cost of £1,282 million including £7 million of transaction costs; 2019 – £29.24 per share, and an aggregate cost of £2,775 million, including £6 million of transaction costs) under the share buyback programme. The shares purchased under the share buyback programmes were cancelled.
A financial liability of £91 million was established at 30 June 2021 representing the 2.6 million shares that were expected to be purchased before 29 July 2021.
The monthly breakdown of all shares purchased and the average price paid per share (excluding expenses) for the year ended 30 June 2021 were as follows:

Period	Number of shares purchased under share buyback programme	Total number of shares purchased	Average price paid pence	Authorised purchases unutilised at month end
May 2021	1,484,935	1,484,935	3360	231,335,953
June 2021	1,848,952	1,848,952	3453	229,487,001
Total	3,333,887	3,333,887	3411	229,487,001

(d) Dividends

	2021	2020	2019
	£ million	£ million	£ million
Amounts recognised as distributions to equity shareholders in the year
Final dividend for the year ended 30 June 2020
42.47 pence per share (2019 – 42.47 pence; 2018 – 40.4 pence)	992	1,006	993
Interim dividend for the year ended 30 June 2021
27.96 pence per share (2020 – 27.41 pence; 2019 – 26.1 pence)	654	640	630
	1,646	1,646	1,623

The proposed final dividend of £1,042 million (44.59 pence per share) for the year ended 30 June 2021 was approved by the Board of Directors on 28 July 2021. As this was after the balance sheet date and the dividend is subject to approval by shareholders at the Annual General Meeting, this dividend has not been included as a liability in these consolidated financial statements. There are no corporate tax consequences arising from this treatment.
Dividends are waived on all treasury shares owned by the company and all shares owned by the employee share trusts.
(e) Non-controlling interests
Diageo consolidates USL, a company incorporated in India, with a 42.73% non-controlling interest and has a 50% controlling interest in Ketel One Worldwide B.V. (Ketel One), a company incorporated in the Netherlands. All other consolidated subsidiaries are fully owned or the non-controlling interests are not material.
Summarised financial information for USL and other subsidiaries, after fair value adjustments on acquisition, and the amounts attributable to non-controlling interests are as follows:

	2021			2020	2019
	USL £ million	Others £ million	Total £ million	Total £ million	Total £ million
Income statement
Sales	3,005	2,135	5,140	4,688	5,346
Net sales	877	1,676	2,553	2,314	2,656
Profit for the year	85	213	298	85	383
Other comprehensive (loss)/income(i)	(182)	(252)	(434)	(96)	137
Total comprehensive (loss)/income	(97)	(39)	(136)	(11)	520
Attributable to non-controlling interests	(42)	7	(35)	8	234
Balance sheet
Non-current assets(ii)	1,823	2,846	4,669	5,170	5,313
Current assets	584	908	1,492	1,280	1,469
Non-current liabilities	(302)	(1,054)	(1,356)	(1,459)	(1,526)
Current liabilities	(433)	(902)	(1,335)	(1,188)	(1,204)
Net assets	1,672	1,798	3,470	3,803	4,052
Attributable to non-controlling interests	714	820	1,534	1,668	1,795
Cash flow
Net cash inflow from operating activities	149	512	661	233	542
Net cash outflow from investing activities	(10)	(127)	(137)	(152)	(157)
Net cash outflow from financing activities	(142)	(229)	(371)	(209)	(266)
Net increase/(decrease) in cash and cash equivalents	(3)	156	153	(128)	119
Exchange differences	—	(19)	(19)	(3)	3
Dividends payable to non-controlling interests	—	(72)	(72)	(117)	(114)
(i)    Other comprehensive income is principally in respect of exchange on translating the subsidiaries to sterling.
(ii)    Non-current assets include the global distribution rights to distribute Ketel One vodka products throughout the world. The carrying value of the distribution rights at 30 June 2021 was £1,295 million (2020 – £1,464 million; 2019 – £1,418 million).
(1)     On 21 October 2020 and on 6 November 2020, East African Breweries Limited completed the purchase of 13.3% and 16.7% of the share capital of Serengeti Breweries Limited, respectively. This increased Diageo’s effective economic interest from 40.2% to 47.0%.
(2)     During the financial year, Diageo's fully consolidated subsidiary, Shui Jing Fang, completed treasury share purchase of 0.02%. This increased Diageo's controlling interest from 63.14% to 63.17%.
(f) Employee share compensation
The group uses a number of share award and option plans to grant to its directors and employees.
The annual fair value charge in respect of the equity settled plans for the three years ended 30 June 2021 is as follows:

	2021 £ million	2020 £ million	2019 £ million
Executive share award plans	41	(3)	41
Executive share option plans	4	2	4
Savings plans	4	3	4
	49	2	49

Executive share awards are primarily made under the Diageo 2014 Long Term Incentive Plan (DLTIP) from September 2014 onwards and delivered in conditional awards in the form of performance shares, performance share options, time-vesting restricted stock units (RSUs) and/or time-vesting share options (or cash-based equivalents in certain locations for regulatory reasons). Share options are granted at the market value at the time of grant. Prior to the introduction of the DLTIP, employees in associated companies were granted awards under the Diageo plc 2011 Associated Companies Share Incentive Plan (DACSIP). In the case of Executive Directors, conditional awards of time-vesting RSUs or Forfeitable shares may be awarded under the 2020 Deferred Bonus Share Plan (DBSP), with vesting not subject to any performance conditions and not subject to a post-vesting retention period. The 2020 DBSP was approved by shareholders in September 2020.
Share awards normally vest and are released on the third anniversary of the grant date. Participants do not make a payment to receive the award at grant. Executive Directors are required to hold any vested shares awarded from 2014 under the 2014 DLTIP for a further two-year post-vesting retention period. Share options may normally be exercised between three and ten years after the grant date. Executives in North America and Latin America and Caribbean are granted awards over the company’s ADSs (one ADS is equivalent to four ordinary shares).
Performance shares under the DLTIP (for awards in 2020 and thereafter) are subject to the achievement of three performance tests: 1) compound annual growth in profit before exceptional items over three years; 2) compound annual growth in organic net sales over three years; 3) environmental, social and governance (ESG) priorities, weighted 40%, 40% and 20% of the maximum respectively, as set out in the Directors’ remuneration report. Performance share options under the DLTIP are subject to the achievement of two equally weighted performance tests: 1) a comparison of Diageo’s three-year TSR with a peer group; 2) cumulative free cash flow over a three-year period, measured at constant exchange rates. Performance measures and targets are set annually by the Remuneration Committee. The vesting range is 20% or 25% (for Executive Directors and for other participants respectively) for achieving minimum performance targets, up to 100% for achieving the maximum target level. Retesting of the performance condition is not permitted.
For performance shares under the DLTIP, dividends are accrued on awards and are given to participants to the extent that the awards actually vest at the end of the performance period. Dividends are normally paid out in the form of shares.
Savings plans are provided in the form of a savings-related share option plan. For UK employees, awards are made under the Diageo 2010 Sharesave plan. For Republic of Ireland (ROI) based employees, awards are made under the Diageo 2009 Irish Sharesave Scheme (for options granted up until 2019) and the Diageo 2019 Irish Sharesave Scheme (for options granted in 2020). These are HMRC and Irish Revenue approved all-employee savings plans made available to UK and ROI employees who are employed on the annual results announcement date. Participants can save monthly, with deductions taken directly from net pay, for a period of 3 or 5 years. In return, employees are granted the option to buy Diageo shares using the savings accrued at the end of the relevant savings period and at a 20% discounted option price, which is set at the time of grant. Provided participants fulfil the terms set out within the relevant scheme rules, any gains from the option exercise are free from UK or ROI income tax.
For the three years ended 30 June 2021, the calculation of the fair value of each share award used the Monte Carlo pricing model and the following assumptions:

	2021	2020	2019
Risk free interest rate	(0.1%)	0.4%	0.8%
Expected life of the awards	36 months	37 months	37 months
Dividend yield	2.7%	1.9%	2.4%
Weighted average share price	2557 p	3501 p	2736 p
Weighted average fair value of awards granted in the year	2107 p	899 p	1941 p
Number of awards granted in the year	2.1 million	1.7 million	2.5 million
Fair value of all awards granted in the year	£45 million	£16 million	£48 million
Transactions on schemes
Transactions on the executive share award plans for the three years ended 30 June 2021 were as follows:

	2021 Number of awards million	2020 Number of awards million	2019 Number of awards million
Balance outstanding at 1 July	5.6	7.0	7.8
Granted	2.1	1.8	2.5
Awarded	(1.2)	(2.5)	(2.1)
Forfeited	(1.2)	(0.7)	(1.2)
Balance outstanding at 30 June	5.3	5.6	7.0

The exercise price of share options outstanding at 30 June 2021 was in the range of 1232 pence-3483 pence (2020 – 1080 pence-3483 pence; 2019 – 952 pence-2773 pence).
At 30 June 2021, 3.2 million share options were exercisable at a weighted average exercise price of 2050 pence